UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2010

Orleans Homebuilders, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Street Road, Suite 101, Bensalem, PA	19020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 245-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective June 7, 2010, Greenwood Financial, Inc., Orleans Homebuilders, Inc. and certain subsidiaries of Orleans Homebuilders, Inc., as borrowers (collectively, the “Borrowers”), certain financial institutions party thereto, Wells Fargo Bank, National Association, as administrative agent for lenders (the “Agent”) entered into the First Amendment to Debtor-in-Possession Loan Agreement dated as of June 7, 2010 (the “Amendment”) amending that certain Debtor-in-Possession Loan Agreement dated as of April 21, 2010 by and among the Borrowers, the lenders party thereto and the Agent (as amended, the “DIP Loan Agreement”).  The summary of the material terms of the Amendment set forth below is qualified in its entirety by reference to the text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

•	The revolving sublimit was increased to $25 million from $20 million.

•	The collateral value ratio financial covenant was eliminated.

•	The amount of cash and cash equivalents that Borrowers generally may hold was increased from $5 million to $7.5 million.

•
The amount by which aggregate actual disbursements made by the Borrowers on the items in the Budget other than Permitted Vendor Payments may exceed the Budget on a weekly basis was increased to 25% from 15%, generally subject to a cap which was increased from $2 million to $3 million.

•
The negative covenant restricting the Borrowers’ ability to start new construction on homes was modified to allow the Borrowers to begin such new construction with the approval of the Majority of Revolving Lenders, subject to certain conditions.  Prior to the Amendment, beginning new construction was prohibited by the DIP Loan Agreement.

•
The deadlines by which the Borrowers must take certain actions in connection with the Borrowers’ Chapter 11 Cases were extended as follows (subject to extension by up to 30 days at the discretion of the Majority Revolving Lenders):

o
File their joint disclosure statement and joint plan of reorganization with the Bankruptcy Court no later than July 13, 2010; obtain Bankruptcy Court approval of the joint disclosure statement no later than August 30, 2010;  and obtain confirmation of their plan of reorganization no later than September 28, 2010; or

o
File their motion under Bankruptcy Code Section 363(b) to sell substantially all of their assets and approve bidding procedures no later than August 12, 2010; obtain Bankruptcy Court approval of bidding procedures no later than September 1, 2010; conduct an auction of all or substantially all of their assets no later than October 5, 2010; obtain Bankruptcy Court approval of such sale to the successful bidder no later than October 6, 2010; and close the sale and receipt by the lenders of the sale proceeds no later than October 18, 2010.

In addition to the material terms described above, the Amendment contains other provisions, including provisions amending the procedures pursuant to which the Agent may “credit bid” the indebtedness outstanding under the DIP Loan Agreement, and adding provisions requiring Borrowers to reimburse any single lender designated by Majority Revolving Lenders for all reasonable out of pocket expenses incurred by such single lender and its affiliates and to pay certain other expenses of such lender and its affiliates, in each case relating to the DIP Loan Agreement.

Capitalized terms used above and not otherwise defined have the meanings provided in the DIP Loan Agreement.

Forward Looking Statements

Certain information included herein and in other Company statements, reports and SEC filings is or may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the anticipated filing of a plan of reorganization and the timing and contents thereof; potential emergence form Chapter 11 and the timing thereof; the potential preservation of the Company’s name and operations; any sale of the Company or its assets;  potential restructurings of the Company’s liabilities; required bankruptcy court approvals; potential strategic transactions, including refinancing, reorganizations, recapitalization and sale transactions involving the Company; the state of new construction; payments to trade creditors, employees, or customers; anticipated and potential asset sales; anticipated liquidity; and strategic transactions and alternatives including but not limited to the sale or restructuring of the Company.  Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company statements, reports and SEC filings.  These risks and uncertainties include the Company’s ability to operate under the terms of the DIP Loan Agreement; the Company’s ability to obtain court approval with respect to motions relating to the bankruptcy filings; the ability of the Company to develop, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; the ability of the Company to obtain and maintain normal terms with vendors and service providers and to maintain contracts critical to its operations; the ability of the Company to continue to attract buyers of its homes; the ability to continue normal business operations; the potential adverse impact of the Chapter 11 proceedings; the ability of the Company to attract, motivate and/or retain key executives and employees; access to liquidity; local, regional and national economic conditions; the effects of governmental regulation; the competitive environment in which the Company operates; fluctuations in interest rates; changes in home prices; the availability of capital; our ability to engage in a financing or strategic transaction; the availability and cost of labor and materials; our dependence on certain key employees; and weather conditions.  In addition, the Company does not anticipate that it will make any distribution with respect to its currently outstanding equity securities, whether in connection with the bankruptcy proceedings or otherwise.   Additional information concerning factors the Company believes could cause its actual results to differ materially from expected results is contained in Item 1A of the Company’s Annual Report on Form 10-K/A for the fiscal year ended June 30, 2008 filed with the SEC and subsequently filed Quarterly Reports on Form 10-Q, as well as the Current Reports on Form 8-K and press releases filed with the Securities and Exchange Commission on August 14, 2009, October 6, 2009, November 5, 2009, December 9, 2009, December 23, 2009, February 1, 2010 February 19, 2010, March 3, 2010, March 11, 2010, March 22, 2010, April 20, 2010, April 22, 2010, April 27, 2010 and May 25, 2010.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to Debtor-In-Possession Loan Agreement (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2010

Orleans Homebuilders, Inc.

By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President and General Counsel

EXHIBIT INDEX

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to Debtor-In-Possession Loan Agreement (filed herewith).